UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 5, 2018

Commission File Number:  0-23636

Hawthorn Bancshares, Inc.
(Exact name of registrant as specified in its charter.)

Missouri
(State or other jurisdiction of incorporation or organization)
43-1626350
(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of principal executive offices)

573-761-6117
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 5, 2018, at which meeting our shareholders voted upon the following matters:

*The election of one Class II director to hold office for a term expiring at our 2021 annual meeting of shareholders and until his respective successor is duly elected and qualified or until his respective earlier resignation or removal;
*The ratification and approval of the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Election of Director

At the annual meeting, Frank E. Burkhead was elected as a Class II director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Frank E. Burkhead
For - 2,277,244
Against - 1,007,673
Abstain - 66,226

There were 1,137,124 broker non-votes with respect to this matter.

In addition to the one Class II director elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are:

Class III Directors (term to expire in 2019)
Kevin L. Riley
David T. Turner

Class I Directors (term to expire in 2020)
Kathleen L. Bruegenhemke
Philip D. Freeman

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2018 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 4,389,400
Against - 29,359
Abstain - 69,508

There were no broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the annual meeting is contained in our proxy statement dated April 20, 2018.

Item 9.01 Financial Statements and Exhibits.

The full text of a press release relating to the results of the annual meeting is furnished as an exhibit to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

Date:   June 7, 2018
By:	/s/ David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President

Exhibit Index

Exhibit No.	Description
EX-99.1	Hawthorn Bancshares Announces Results of 2018 Annual Meeting